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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                      MITCHELL ENERGY & DEVELOPMENT CORP.
               (Exact Name of Issuer as Specified in its Charter)


               TEXAS                                   74-1032912

     (State or other Jurisdiction                   (I.R.S. Employer
   of Incorporation or Organization)               Identification No.)


                             2001 Timberloch Place
                           The Woodlands, Texas 77380
                    (Address of Principal Executive Offices)

               ---------------------------------------------------

          MITCHELL ENERGY & DEVELOPMENT CORP. THRIFT AND SAVINGS PLAN
                 MND HOSPITALITY, INC. THRIFT AND SAVINGS PLAN
                           (Full Title of the Plans)


--------------------------------------------------------------------------------

                                THOMAS P. BATTLE
            Senior Vice President - Legal and Governmental Affairs,
                         General Counsel and Secretary
                      Mitchell Energy & Development Corp.
                             2002 Timberloch Place
                           The Woodlands, Texas 77380
                    (Name and Address of Agent for Service)
                                 (713) 377-5500
         (Telephone Number, including Area Code, of agent for Service)


                         -----------------------------
                        CALCULATION OF REGISTRATION FEE


----------------------------------------------------------------------------------------------------------
                                                 Proposed              Proposed
                                                 Maximum               Maximum
                                 Amount          Offering              Aggregate             Amount of
 Title of Securities              to be          Price Per             Offering              Registration
 to be Registered            Registered (1)      Share (2)             Price (2)             Fee
----------------------------------------------------------------------------------------------------------
 Class A Common Stock, par
 value $.10 per share, of
 Mitchell Energy &
 Development Corp.              500,000           $20.00                $10,000,000.00        $3,030.30

 Class B Common Stock, par
 value $.10 per share, of
 Mitchell Energy &
 Development Corp.              600,000           $20.50                $12,300,000.00        $3,727.27
----------------------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

(2) Estimated pursuant to Rule 457 solely for the purpose of calculating the Registration Fee. Reflects the average of the high and low prices reported on the New York Stock Exchange Composite tape on March 26, 1997 for the number of shares registered.

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Pursuant to provisions of Rule 429 under the Securities Act of 1933, the prospectus contained in this Registration Statement respecting the Mitchell Energy & Development Corp. Thrift and Savings Plan also relates to the registrant's Registration Statement No. 33-26276 on Form S-8.

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                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference.

         The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

         (a) the Company's annual report on Form 10-K for the fiscal year ended January 31, 1997;

         (b) Mitchell Energy & Development Corp. Thrift and Savings Plan's annual report on Form 11-K for the fiscal year ended January 31, 1997;

         (c) MND Hospitality, Inc. Thrift and Savings Plan's annual report on Form 11-K for the fiscal year ended January 31, 1997; and

         (d) the Company's registration statement on Form 8-A dated June 3, 1992 registering its Class A Common Stock and Class B Common Stock under the Securities Exchange Act of 1934.

         All reports and other documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such reports and documents.

Item 6.          Indemnification of Directors and Officers.

         The Company's Bylaws contain provisions that provide for indemnification of certain persons (including officers and directors). Reference is made to the full text of the Bylaws, filed on Exhibit 4.5 hereof.

         Article Ten of the Company's Restated Articles of Incorporation provides that a director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for an act or omission in the director's capacity as a director, subject to certain limitations.

         Article 2.02-1 B. of the Texas Business Corporation Act provides that, subject to certain limitations, "a corporation may indemnify a person who was, is or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director only if it is determined in accordance with Section F of this article that the person: (1) conducted himself in good faith; (2) reasonably believed: (a) in the case of conduct in his official capacity as a director





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of the corporation, that his conduct was in the corporation's best interests;
and (b) in all other cases, that his conduct was at least not opposed to the corporation's best interests; and (3) in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful."

         The Company also maintains directors' and officers' liability insurance.

Item 8.  Exhibits.

         4.1 Specimen certificate representing Class A Common Stock of the Company is incorporated by reference to Exhibit 1 of the Company's Form 8-A Registration Statement dated June 3, 1992.

         4.2 Specimen certificate representing Class B Common Stock of the Company is incorporated by reference to Exhibit 1 of the Company's Form 8-A Registration Statement dated June 3, 1992.

         4.3 Restated Articles of Incorporation of Mitchell Energy & Development Corp, as amended through July 2, 1990 are incorporated by reference to Exhibit 3(a) of the Company's annual report on Form 10-K dated January 31, 1992 (File No. 1-6959).

         4.4 Certificate of Amendment to Articles of Incorporation dated June 24, 1992 is incorporated by reference to Exhibit 3 of the Company's quarterly report on Form 10-Q for the quarter ended July 31, 1992 (File No. 1-6959).

         4.5 The Bylaws of Mitchell Energy & Development Corp. are incorporated by reference to Exhibit 3(b) of the Company's annual report on Form 10-K for the fiscal year ended January 31, 1996 (File No. 1-6959).

         5 Opinion of counsel, as to the legality of securities being registered is not required since all shares to be sold under the plans described herein were previously issued.

         23      Consent of Arthur Andersen LLP.

Item 9.  Undertakings.

A.       The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                 (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;





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                 (ii)     to reflect in the prospectus any facts or events
         arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.

                 (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

provided, however, that paragraphs (A)(1)(i) and (A)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove by registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.





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D.       The undersigned registrant hereby undertakes, that it will submit or has submitted the plans described herein and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner, and has made or will make all changes required by the IRS in order to qualify the plans.

                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of The Woodlands, State of Texas on March 25, 1997.

                                        MITCHELL ENERGY & DEVELOPMENT CORP.


                                        By: /s/ George P. Mitchell
                                           --------------------------------
                                           George P. Mitchell
                                           Chairman of the Board and Chief
                                           Executive Officer

         Pursuant to the requirements of the Securities Exchange Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 25, 1997.

           Signature                                                      Capacity
           ---------                                                      --------
      /s/ George P. Mitchell
-----------------------------------                     Director, Chairman of the Board and Chief Executive
 George P. Mitchell                                      Officer

         /s/ W. D. Stevens
 -----------------------------------                     Director, President and Chief Operating Officer
 W. D. Stevens

        /s/ Bernard F. Clark
 -----------------------------------                     Director, Vice Chairman of the Board
 Bernard F. Clark

        /s/ Robert W. Baldwin
 -----------------------------------                     Director
 Robert W. Baldwin

        /s/ William D. Eberle
 -----------------------------------                     Director
 William D. Eberle





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

        /s/ Shaker A. Khayatt
 -----------------------------------                     Director
 Shaker A. Khayatt

         /s/ Ben F. Love
 -----------------------------------                     Director
 Ben F. Love

       /s/ Walter A. Lubanko
 -----------------------------------                     Director
 Walter A. Lubanko

        /s/ J. Todd Mitchell
 -----------------------------------                     Director
 J. Todd Mitchell


 -----------------------------------                     Director
 M. Kent Mitchell

   /s/ Constantine S. Nicandros
 -----------------------------------                     Director
 Constantine S. Nicandros

        /s/ Raymond L. Watson
 -----------------------------------                     Director
 Raymond L. Watson

      /s/ J. McDonald Williams
 -----------------------------------                     Director
 J. McDonald Williams

         /s/ Philip S. Smith
 -----------------------------------                     Senior Vice President - Administration and Chief
 Philip S. Smith                                         Financial Officer (Principal Accounting Officer)





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The Plan.  Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of The Woodlands, State of Texas, on March 31, 1997.


                                           MITCHELL ENERGY & DEVELOPMENT CORP.
                                           THRIFT AND SAVINGS PLAN

                                           BY:     THE THRIFT AND SAVINGS PLAN
                                                   COMMITTEE

                                                   BY: /s/ Clyde N. Black
                                                      ------------------------
                                                      CLYDE N. BLACK, MEMBER



The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of The Woodlands, State of Texas, on March 31, 1997.


                                           MND HOSPITALITY, INC. THRIFT AND
                                           SAVINGS PLAN

                                           BY:     THE THRIFT AND SAVINGS PLAN
                                                   COMMITTEE

                                                   BY: /s/ Clyde N. Black
                                                      ------------------------
                                                      CLYDE N. BLACK, MEMBER





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                               INDEX TO EXHIBITS


23       Consent of Arthur Andersen LLP.